UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):  January 13, 2010

IRIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11181 (Commission File Number)	94-2579751 (I.R.S. Employer Identification No.)

9172 Eton Avenue
Chatsworth, CA 91311
(Address of Principal Executive Offices/Zip Code)

(818) 709-1244
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03      Amendments to Articles Of Incorporation or Bylaws; Change In Fiscal Year.

        On January 13, 2010, our Board of Directors approved an amendment to Article III of our Amended and Restated Bylaws, as amended, to add new Section 12 with respect to the election of directors. Pursuant to the bylaw amendment, in an uncontested election (where the number of nominees for election to the Board does not exceed the number of directors to be elected), any nominee for director who receives a greater number of votes “withheld” from or “against” his or her election than votes “for” such election shall promptly tender his or her resignation following certification of the stockholder vote. The Corporate Governance and Nominating Committee of the Board shall consider the resignation offer and recommend to the Board whether to accept the resignation. The Board will act on the Corporate Governance and Nominating Committee’s recommendation within 90 days following certification of the stockholder vote, and promptly disclose its decision whether to accept the director’s resignation offer on a Current Report on Form 8-K.

        The determination of whether an election of directors is uncontested will be made as of a date that is 14 days in advance of the date we file our definitive proxy statement with the Securities and Exchange Commission.

        The summary of the bylaw amendment is qualified in its entirety by reference to Article III, Section 12 of the Amended and Restated Bylaws, attached as Exhibit 3.3 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
3.1	Restated Bylaws as amended. Incorporated by reference to Exhibit 3.2 to Annual Report on Form 10-KSB, filed March 26, 2004.
3.2	Amendment to Amended and Restated Bylaws of IRIS International, Inc., dated as of July 12, 2007. Incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K, filed July 18, 2007.
3.3	Amendment to Amended and Restated Bylaws of IRIS International, Inc., dated as of January 13, 2010.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2010	IRIS INTERNATIONAL, INC. By: /s/ Peter L. Donato Peter L. Donato, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated Bylaws as amended. Incorporated by reference to Exhibit 3.2 to Annual Report on Form 10-KSB, filed March 26, 2004.
3.2	Amendment to Amended and Restated Bylaws of IRIS International, Inc., dated as of July 12, 2007. Incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K, filed July 18, 2007.
3.3	Amendment to Amended and Restated Bylaws of IRIS International, Inc., dated as of January 13, 2010.

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